Exhibit 99.1

CRAWFORD & COMPANY

RESULTS OF OPERATIONS BY QUARTER (UNAUDITED)

Revised for Realignment of Reportable Segments

2020 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
Revenues Before Reimbursements:
Crawford Loss Adjusting	$107,104	$109,062	$110,928	$111,397	$438,491
Crawford TPA Solutions	97,997	88,668	88,909	95,818	371,392
Crawford Platform Solutions	32,430	36,686	53,287	50,206	172,609
Total, before reimbursements	237,531	234,416	253,124	257,421	982,492
Reimbursements	8,515	8,459	8,545	8,184	33,703
Total Revenues	246,046	242,875	261,669	265,605	1,016,195
Direct Compensation, Fringe Benefits & Non-Employee Labor:
Crawford Loss Adjusting	70,573	65,571	66,155	67,518	269,817
% of related revenues before reimbursements	65.9%	60.1%	59.6%	60.6%	61.5%
Crawford TPA Solutions	61,400	56,937	56,703	59,139	234,179
% of related revenues before reimbursements	62.7%	64.2%	63.8%	61.7%	63.1%
Crawford Platform Solutions	20,409	21,170	33,516	33,612	108,707
% of related revenues before reimbursements	62.9%	57.7%	62.9%	66.9%	63.0%
Total	152,382	143,678	156,374	160,269	612,703
% of Revenues before reimbursements	64.2%	61.3%	61.8%	62.3%	62.4%
Expenses Other than Direct Compensation, Fringe Benefits & Non-Employee Labor:
Crawford Loss Adjusting	35,859	33,449	30,634	27,628	127,570
% of related revenues before reimbursements	33.5%	30.8%	27.6%	24.7%	29.1%
Crawford TPA Solutions	30,299	28,609	27,918	29,880	116,706
% of related revenues before reimbursements	30.9%	32.3%	31.4%	31.2%	31.5%
Crawford Platform Solutions	8,882	8,371	9,116	9,883	36,252
% of related revenues before reimbursements	27.4%	22.8%	17.1%	19.7%	21.0%
Total, before reimbursements	75,040	70,429	67,668	67,391	280,528
% of Revenues before reimbursements	31.6%	30.0%	26.7%	26.2%	28.6%
Reimbursements	8,515	8,459	8,545	8,184	33,703
Total	83,555	78,888	76,213	75,575	314,231
% of Revenues	34.0%	32.5%	29.1%	28.5%	30.9%
Segment Operating Earnings (1):
Crawford Loss Adjusting	672	10,042	14,139	16,251	41,104
% of related revenues before reimbursements	0.6%	9.2%	12.7%	14.6%	9.4%
Crawford TPA Solutions	6,298	3,122	4,288	6,799	20,507
% of related revenues before reimbursements	6.4%	3.5%	4.8%	7.1%	5.5%
Crawford Platform Solutions	3,139	7,145	10,655	6,711	27,650
% of related revenues before reimbursements	9.7%	19.5%	20.0%	13.4%	16.0%
Deduct:
Unallocated corporate and shared costs	(3,096)	(2,066)	(1,027)	(11,242)	(17,431)
Goodwill impairment	(17,674)	-	-	-	(17,674)
Net corporate interest expense	(2,224)	(2,452)	(1,599)	(1,648)	(7,923)
Stock option expense	(290)	(286)	(457)	(89)	(1,122)
Amortization of customer-relationship intangible assets	(2,756)	(2,732)	(3,665)	(2,500)	(11,653)
Restructuring and other costs, net	(5,714)	-	-	(2,419)	(8,133)
(Loss) gain on disposal of businesses, net	-	(341)	14,104	-	13,763
Pretax (Loss) Income	(21,645)	12,432	36,438	11,863	39,088
Provision for income taxes	8,486	(6,311)	(11,729)	(2,459)	(12,013)
Net (Loss) Income	(13,159)	6,121	24,709	9,404	27,075
Net loss (income) attributable to noncontrolling interests	1,760	(224)	(312)	(3)	1,221

Net Income (Loss) Attributable to Shareholders of Crawford & Company	$(11,399)	$5,897	$24,397	$9,401	$28,296

(1) A non-GAAP financial measurement which represents net income attributable to the applicable reporting segment excluding income taxes, net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, goodwill impairment, restructuring and other costs, gain/loss on dispositions, and certain unallocated corporate and shared costs.

CRAWFORD & COMPANY

RESULTS OF OPERATIONS BY QUARTER (UNAUDITED)

Revised for Realignment of Reportable Segments

2019 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
Revenues Before Reimbursements:
Crawford Loss Adjusting	$111,768	$116,288	$115,495	$113,933	$457,484
Crawford TPA Solutions	98,185	100,755	100,504	98,182	397,626
Crawford Platform Solutions	37,105	39,838	38,678	35,071	150,692
Total, before reimbursements	247,058	256,881	254,677	247,186	1,005,802
Reimbursements	9,319	10,965	11,165	10,376	41,825
Total Revenues	256,377	267,846	265,842	257,562	1,047,627
Direct Compensation, Fringe Benefits & Non-Employee Labor:
Crawford Loss Adjusting	71,389	71,388	71,841	70,282	284,900
% of related revenues before reimbursements	63.9%	61.4%	62.2%	61.7%	62.3%
Crawford TPA Solutions	60,859	63,543	61,141	61,343	246,886
% of related revenues before reimbursements	62.0%	63.1%	60.8%	62.5%	62.1%
Crawford Platform Solutions	21,728	22,329	23,367	21,643	89,067
% of related revenues before reimbursements	58.6%	56.0%	60.4%	61.7%	59.1%
Total	153,976	157,260	156,349	153,268	620,853
% of Revenues before reimbursements	62.3%	61.2%	61.4%	62.0%	61.7%
Expenses Other than Direct Compensation, Fringe Benefits & Non-Employee Labor:
Crawford Loss Adjusting	34,901	37,906	35,092	34,560	142,459
% of related revenues before reimbursements	31.2%	32.7%	30.4%	30.2%	31.1%
Crawford TPA Solutions	31,026	31,291	29,798	30,119	122,234
% of related revenues before reimbursements	31.6%	31.1%	29.6%	30.7%	30.8%
Crawford Platform Solutions	8,489	10,780	8,107	7,572	34,948
% of related revenues before reimbursements	22.9%	27.1%	21.0%	21.6%	23.2%
Total, before reimbursements	74,416	79,977	72,997	72,251	299,641
% of Revenues before reimbursements	30.1%	31.1%	28.7%	29.2%	29.8%
Reimbursements	9,319	10,965	11,165	10,376	41,825
Total	83,735	90,942	84,162	82,627	341,466
% of Revenues	32.7%	34.0%	31.7%	32.1%	32.6%
Segment Operating Earnings (1):
Crawford Loss Adjusting	5,478	6,994	8,562	9,091	30,125
% of related revenues before reimbursements	4.9%	6.0%	7.4%	8.0%	6.6%
Crawford TPA Solutions	6,300	5,921	9,565	6,720	28,506
% of related revenues before reimbursements	6.4%	5.9%	9.5%	6.8%	7.2%
Crawford Platform Solutions	6,888	6,729	7,204	5,856	26,677
% of related revenues before reimbursements	18.6%	16.9%	18.6%	16.7%	17.7%
Deduct:
Unallocated corporate and shared costs	(3,965)	2,874	(1,671)	(4,937)	(7,699)
Goodwill impairment	-	-	-	(17,484)	(17,484)
Net corporate interest expense	(2,716)	(2,468)	(3,162)	(2,428)	(10,774)
Stock option expense	(485)	(413)	(450)	(537)	(1,885)
Amortization of customer-relationship intangible assets	(2,798)	(2,802)	(2,829)	(2,848)	(11,277)
Arbitration and claim settlements	-	(11,352)	(1,200)	-	(12,552)
Pretax Income (Loss)	8,702	5,483	16,019	(6,567)	23,637
Provision for income taxes	(2,933)	(2,859)	(5,328)	(2,991)	(14,111)
Net Income (Loss)	5,769	2,624	10,691	(9,558)	9,526
Net loss attributable to noncontrolling interests	340	18	355	2,246	2,959

Net Income (Loss) Attributable to Shareholders of Crawford & Company	$6,109	$2,642	$11,046	$(7,312)	$12,485

(1) A non-GAAP financial measurement which represents net income attributable to the applicable reporting segment excluding income taxes, net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, goodwill impairment, arbitration and claim settlements, and certain unallocated corporate and shared costs.

CRAWFORD & COMPANY

REVENUES BY GEOGRAPHIC AREA AND SERVICE LINE WITHIN SEGMENTS

BY QUARTER (UNAUDITED)

2020 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
Crawford Loss Adjusting	$107,104	$109,062	$110,928	$111,397	$438,491
Crawford TPA Solutions	97,997	88,668	88,909	95,818	371,392
Crawford Platform Solutions	32,430	36,686	53,287	50,206	172,609
Total Revenue	$237,531	$234,416	$253,124	$257,421	$982,492

Crawford Loss Adjusting
US	$30,478	$31,057	$34,438	$32,369	$128,342
UK	26,192	26,843	24,568	27,844	105,447
Canada	15,645	13,226	13,797	12,884	55,552
Australia	14,793	17,942	18,855	17,817	69,407
Europe	12,080	12,426	11,631	12,594	48,731
Rest of World	7,916	7,568	7,639	7,889	31,012
Total Crawford Loss Adjusting	$107,104	$109,062	$110,928	$111,397	$438,491

Crawford TPA Solutions
US	$78,093	$69,173	$70,726	$75,456	$293,448
UK	4,013	4,227	4,145	4,145	16,530
Canada	6,449	5,583	5,489	5,152	22,673
Europe	8,580	8,814	7,603	8,506	33,503
Rest of World	862	871	946	2,559	5,238
Total Crawford TPA Solutions	$97,997	$88,668	$88,909	$95,818	$371,392

Claims Management	$55,928	$54,093	$53,316	$58,549	$221,886
Medical Management	42,069	34,575	35,593	37,269	149,506
Total Crawford TPA Solutions	$97,997	$88,668	$88,909	$95,818	$371,392

Crawford Platform Solutions
US	$25,875	$31,659	$47,555	$43,941	$149,030
UK	2,178	1,489	1,354	1,676	6,697
Canada	3,126	2,044	2,981	2,787	10,938
Europe and Rest of World	1,251	1,494	1,397	1,802	5,944
Total Crawford Platform Solutions	$32,430	$36,686	$53,287	$50,206	$172,609

Contractor Connection	$19,038	$20,748	$23,542	$21,346	$84,674
Network Business	13,392	15,938	29,745	28,860	87,935
Total Crawford Platform Solutions	$32,430	$36,686	$53,287	$50,206	$172,609

CRAWFORD & COMPANY

REVENUES BY GEOGRAPHIC AREA AND SERVICE LINE WITHIN SEGMENTS

BY QUARTER (UNAUDITED)

2019 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
Crawford Loss Adjusting	$111,768	$116,288	$115,495	$113,933	$457,484
Crawford TPA Solutions	98,185	100,755	100,504	98,182	397,626
Crawford Platform Solutions	37,105	39,838	38,678	35,071	150,692
Total Revenue	$247,058	$256,881	$254,677	$247,186	$1,005,802

Crawford Loss Adjusting
US	$32,237	$33,438	$33,855	$31,205	$130,735
UK	26,304	26,074	25,575	26,355	104,308
Canada	18,060	18,033	17,669	17,186	70,948
Australia	15,662	18,617	17,821	15,589	67,689
Europe	10,937	11,715	11,842	12,832	47,326
Rest of World	8,568	8,411	8,733	10,766	36,478
Total Crawford Loss Adjusting	$111,768	$116,288	$115,495	$113,933	$457,484

Crawford TPA Solutions
US	$77,196	$79,819	$80,376	$77,850	$315,241
UK	3,709	4,276	3,987	4,368	16,340
Canada	7,577	6,806	6,968	6,476	27,827
Europe	9,029	9,124	8,309	8,647	35,109
Rest of World	674	730	864	841	3,109
Total Crawford TPA Solutions	$98,185	$100,755	$100,504	$98,182	$397,626

Claims Management	$57,302	$56,971	$57,480	$55,617	$227,370
Medical Management	40,883	43,784	43,024	42,565	170,256
Total Crawford TPA Solutions	$98,185	$100,755	$100,504	$98,182	$397,626

Crawford Platform Solutions
US	$30,197	$33,268	$31,928	$27,858	$123,251
UK	1,537	1,184	1,298	1,646	5,665
Canada	4,247	3,963	3,714	3,740	15,664
Europe and Rest of World	1,124	1,423	1,738	1,827	6,112
Total Crawford Platform Solutions	$37,105	$39,838	$38,678	$35,071	$150,692

Contractor Connection	$21,572	$26,051	$22,892	$20,158	$90,673
Network Business	15,533	13,787	15,786	14,913	60,019
Total Crawford Platform Solutions	$37,105	$39,838	$38,678	$35,071	$150,692

CRAWFORD & COMPANY

CASE VOLUME AND FULL TIME EQUIVALENT DATA

BY QUARTER (UNAUDITED)

Quarterly Period	First		Second		Third		Fourth		Full Year
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019

CASE VOLUME ANALYSIS

Crawford Loss Adjusting	83,101	94,466	84,686	92,362	89,557	88,056	80,593	79,968	337,937	354,852
Crawford TPA Solutions	207,486	204,095	187,045	199,613	196,385	215,758	188,207	203,225	779,123	822,691
Crawford Platform Solutions	97,088	108,634	96,741	110,482	131,948	108,908	118,856	94,209	444,633	422,233
Total Company	387,675	407,195	368,472	402,457	417,890	412,722	387,656	377,402	1,561,693	1,599,776

Crawford Loss Adjusting
US	34,445	40,153	35,022	39,101	42,876	38,766	33,837	33,980	146,180	152,000
UK	13,012	13,911	14,544	13,356	14,503	13,443	16,010	14,236	58,069	54,946
Canada	7,991	13,804	6,586	11,471	7,877	11,546	6,585	9,125	29,039	45,946
Australia	11,858	10,847	14,900	12,625	10,352	8,560	9,560	7,545	46,670	39,577
Europe	9,485	8,576	8,605	8,597	8,048	8,239	8,601	7,773	34,739	33,185
Rest of World	6,310	7,175	5,029	7,212	5,901	7,502	6,000	7,309	23,240	29,198
Total Crawford Loss Adjusting	83,101	94,466	84,686	92,362	89,557	88,056	80,593	79,968	337,937	354,852

Crawford TPA Solutions
US	126,673	119,963	101,224	119,070	130,272	130,718	118,069	120,200	476,238	489,951
UK	12,736	9,677	12,286	10,683	10,378	11,325	14,150	13,828	49,550	45,513
Canada	19,124	21,625	16,921	17,521	11,213	17,857	13,193	16,382	60,451	73,385
Europe	47,198	51,456	54,924	50,638	43,294	53,796	40,638	51,292	186,054	207,182
Rest of World	1,755	1,374	1,690	1,701	1,228	2,062	2,157	1,523	6,830	6,660
Total Crawford TPA Solutions	207,486	204,095	187,045	199,613	196,385	215,758	188,207	203,225	779,123	822,691

Crawford Platform Solutions
US	78,485	86,085	79,318	89,571	112,449	87,186	95,210	75,403	365,462	338,245
UK	2,233	1,231	2,047	2,758	2,191	2,567	3,838	2,815	10,309	9,371
Canada	11,578	17,476	10,931	13,762	13,212	13,743	15,162	10,596	50,883	55,577
Europe and Rest of World	4,792	3,842	4,445	4,391	4,096	5,412	4,646	5,395	17,979	19,040
Total Crawford Platform Solutions	97,088	108,634	96,741	110,482	131,948	108,908	118,856	94,209	444,633	422,233

AVERAGE FULL TIME EQUIVALENT EMPLOYEE DATA

Crawford Loss Adjusting	3,388	3,449	3,337	3,412	3,275	3,442	3,310	3,413	3,327	3,429
Crawford TPA Solutions	3,224	3,126	3,108	3,135	3,030	3,174	3,151	3,187	3,128	3,156
Crawford Platform Solutions	998	1,105	961	1,115	1,086	1,141	1,298	1,095	1,086	1,114
Administration	925	866	901	873	925	900	943	904	923	886
Total Company	8,535	8,546	8,307	8,535	8,316	8,658	8,702	8,600	8,465	8,585